Exhibit 99.1

Independent Auditor’s Report

The Board of Directors

We have audited the accompanying combined balance sheet of PIEPS Holding GmbH and PIEPS GmbH (collectively, “the Company”) as of March 31, 2012, and the related combined statements of income, changes in equity and cash flows for the year then ended. These combined financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these combined financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the combined financial statements referred to above present fairly, in all material respects, the financial position of the Company as of March 31, 2012, and the results of its operations and its cash flows for the year then ended, in conformity with generally accepted accounting principles in Austria.

Accounting principles generally accepted in Austria vary in certain significant respects from U.S. generally accepted accounting principles. Information relating to the nature and effect of such differences is presented in note V. to the combined financial statements.

[s] KPMG Austria AG Wirtschaftsprüfungs- und Steuerberatungsgesellschaft

Vienna, Austria

December 13, 2012

1

 PIEPS Holding GmbH and PIEPS GmbH

Combined Balance Sheet as of March 31, 2012

(in Euros and thousands)

			KEUR	KEUR
A.	Fixed assets
	I.	Intangible assets
		Concessions, trade mark right and similar rights		65

	II.	Tangible assets
	1.	Technical plants and machinery	67
	2.	Other property, plant and equipment	97
	3.	Prepayments on assets under construction	167
				331
				396

B.	Current assets
	I.	Inventories
		Merchandise		978

	II.	Receivables and other current assets
	1.	Trade receivables	750
	2.	Other accounts receivables and current assets	117
				867

	III.	Cash and cash equivalents		38
				1,883

C.	Prepaid expenses
		Other prepaid expenses		1

	Total Assets			2,280

A.	Shareholder's equity
	I.	Combined share capital		168

	II.	Combined retained earnings and profits		288
				456

B.	Provisions
	1.	Provision for taxes	14
	2.	Provisions for severance indemnity	9
	3.	Other provisions and accruals	373
				396

C.	Liabilities
	1.	Bank loans and overdrafts	670
	2.	Trade payables	157
	3.	Liabilities against affiliated companies	400
	4.	Other liabilities	201
				1,428

	Total Equity and Liabilities			2,280

	Contingent Liabilities			11

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PIEPS Holding GmbH and PIEPS GmbH

Combined Income Statement for the Fiscal Year 2012

(in Euros and thousands)

			2011/12	2011/12
			KEUR	KEUR
1.		Revenue		6,018
2.		Other operating income
	a)	Other income	107
				107

3.		Expenses for materials and other purchased services
	a)	Expenses for materials	(892)
	b)	Expenses for services	(2,199)
				(3,091)

4.		Personnel expenses
	a)	Wages	(23)
	b)	Salaries	(560)
	c)	Expenses for severance payments and contributions to respective funds	(9)
	d)	Expenses for statutory social security and payroll related taxes and contributions	(147)
	e)	Other employee benefits	(14)
				(753)

5.		Depreciation on intangible assets and tangible assets		(123)

6.		Other operating expenses
	a)	Taxes, other than income taxes	-
	b)	Other expenses	(1,567)
				(1,567)

7.		Operating result =
		Subtotal of lines 1 to 6		591

8.		Other interest and similar income		3
9.		Interest and similar expenses		(48)

10.		Financial result =
		Subtotal of lines 8 and 9		(45)

11.		Profit from ordinary business operations		546

12.		Taxes on income and earnings		(167)

13.		Net income for the year		379

14.		Combined loss carryforward		(91)

15.		Combined retained earnings and profits		288

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PIEPS Holding GmbH and PIEPS GmbH

Combined Statement of Changes in Equity for the Fiscal Year 2012

(in Euros and thousands)

	Combined share capital	Retained earnings	Net profit	Total equity
in EUR	KEUR	KEUR	KEUR	KEUR
Balance as of April 1, 2011	168	389	-	557
Dividends to third-parties	-	(480)	-	(480)
Net income for the year	-	-	379	379
Balance as of March 31, 2012	168	(91)	379	456

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PIEPS Holding GmbH and PIEPS GmbH

Combined Statement of Cash Flows for the Fiscal Year 2012

(in Euros and thousands)

2012
KEUR
Net income for the year	379
Depreciation of fixed assets	123
Change in inventories, advances paid and prepaid expenses	(379)
Change in trade receivables, receivables from affiliated companies and other receivables and assets	(32)
Change in trade payables, liabilities to affiliated companies and other payables	199
Change in short-term provisions and accruals	79
CASH FLOW FROM OPERATING ACTIVITIES	369
Investments in fixed assets	(139)
CHASH FLOW FROM INVESTING ACTIVITIES	(139)
Dividends	(480)
Proceeds from short-term loans	240
CASH FLOW FROM FINANCING ACTIVITIES	(240)
CHANGE IN CASH AND CASH EQUIVALENTS	(10)
Opening Balance of cash and cash equivalents	48
Closing balance of cash and cash equivalents	38

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PIEPS Holding GmbH and PIEPS GmbH

Notes to Combined Financial Statements

(in Euros and in thousands)

I.	EXPLANATION OF ACCOUNTING POLICIES

1.	General

Basic Principles

The combined financial statements have been prepared in accordance with the financial reporting requirements of the Austrian Commercial Code (Unternehmensgesetzbuch, UGB), as amended.

The annual financial statements of the combined entities, prepared on the basis of standards applied consistently throughout, form the basis for these combined financial statements.

All companies prepare their annual financial statements for the year ended March 31.

The combined financial statements are prepared in thousands of Euros ("KEUR").

Basis for Combined Financial Statements

The combined financial statements comprise PIEPS Holding GmbH and PIEPS GmbH (“PIEPS” or the “Company”). These entities were under control of Seidel Privatstiftung and its beneficiaries. Effective April 1, 2012, PIEPS Holding GmbH merged with PIEPS GmbH. We adjusted the financial statements as of March 31, 2012 for known subsequent events occurring since the financial statements as of March 31, 2012 were prepared.

Method of the Combination

The combined financial statements of PIEPS eliminate the impacts of all intercompany transactions and accounts.

Accounting Policies

These combined financial statements have been prepared in accordance with Austrian generally accepted accounting principles and the general standard of presenting a true and fair view of the net assets, financial position and results of operations of the Company.

The combined financial statements have been prepared in accordance with the principle of completeness. The principle of item-by-item measurement was applied to the measurement of individual assets and liabilities and the continued existence of the Company as a going concern was assumed. Compliance with the prudence principle was ensured by reporting only those profits that had been realized as at the balance sheet date. All identifiable risks and expected losses were taken into account. The measurement methods used previously were retained in the preparation of these combined financial statements.

2.	Foreign Currency Translation

Receivables denominated in a foreign currency are stated at the exchange rate at the date of transaction or the closing rate at the date of the statement of financial position, if lower.

Liabilities denominated in a foreign currency are stated at the exchange rate at the date of transaction or the closing rate at the date of the statement of financial position, if higher.

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PIEPS Holding GmbH and PIEPS GmbH

Notes to Combined Financial Statements - Continued

(in Euros and in thousands)

3.	Fixed Assets

a)	Intangible Assets

Purchased intangible assets are measured at cost less straight-line amortization, with the exception of trade mark rights which are not amortized as they have an indefinite life. Amortization is based on the following useful lives:

IT and software	3-5 years
Other rights	3-5 years

Material permanent impairment is accounted for by recognizing write-downs for impairment.

Internally generated intangible assets are not capitalized.

b)	Tangible Assets

Tangible assets are measured at cost less depreciation. Low-value assets with an individual cost of up to KEUR 1 are fully expensed in the year of acquisition. In the schedule of changes in fixed assets, they are reported as additions, disposals and depreciation of the financial year in which they were acquired. Tangible assets are depreciated using the straight-line method over the expected useful life. Depreciation is based on the following useful lives:

Technical plants and machinery	3-11 years
Other property, plant and equipment	3-11 years

Depreciation is based on the half-year convention, where assets purchased during the first six months of the year are subject to a full year's depreciation and assets purchased in the second half of the year are subject to six months depreciation regardless of the actual date placed in service.

Additional write-downs in excess of regular depreciation are recognized, if impairment occurs which is expected to be permanent.

4.	Current Assets

a)	Inventories

Merchandise is measured at the lower of cost or market prices.

b)	Receivables and Other Current Assets

Receivables and other current assets are recognized at their nominal amounts.

If there are identifiable individual risks, the lower fair value is determined and these assets are recognized at this value. Securities classified as current assets are measured at the lower of cost or market value as at the balance sheet date.

c)	Cash and Cash Equivalents

Cash and cash equivalents comprise cash in hand and bank balances.

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PIEPS Holding GmbH and PIEPS GmbH

Notes to Combined Financial Statements - Continued

(in Euros and in thousands)

5.	Provisions

There were KEUR 9 in obligations for severance payments as at the balance sheet date that require a provision.

Provisions for long-service awards were calculated according to actuarial principles applying an imputed interest rate of 4%. A staff turnover discount of 75% was applied. According to management's assessment, the discount is appropriate given the current personnel structure and special circumstances of the sector. Payments of long-service awards will become due in twenty-five years' time at the earliest. Management therefore expects long-service award payments to occur with a probability of 20%.

The provisions for taxes relate to the provisions for corporate income tax that has not yet been assessed.

In compliance with the principle of prudence, other provisions and accruals are recognized, according to prudent business judgment, for all identifiable risks and contingent liabilities identifiable as at the time the financial statements are prepared.

6.	Liabilities

Liabilities are recognized at their repayment amount, in compliance with the prudence principle.

II.	BALANCE SHEET DISCLOSURES

To improve the clarity of presentation in the balance sheet, individual items have been combined. Where required, separate disclosures are made in the notes to the individual balance sheet items.

1.	Fixed Assets

Low-value assets are expensed in the year of addition and reported as additions and disposals in the schedule of changes in fixed assets. The changes in individual fixed assets and the breakdown of annual depreciation, amortization and write-downs are as follows:

Combined Fixed Asset Schedule as of March 31, 2012

(in Euros and thousands)

		Cost of acquisition April 1, 2011	Additions	Disposal	Cost of acquisition March 31, 2012	Accumulated depreciation and amortization	Book value March 31, 2012	Book value April 1, 2011	Depreciation and amortization for the Fiscal Year
Asset item		KEUR	KEUR	KEUR	KEUR	KEUR	KEUR	KEUR	KEUR

I.	Intangible assets
	Concessions, trade mark right and similar rights	252	16	-	268	203	65	56	7

II.	Tangible Assets
1.	Technical plants and machinery	361	5	-	366	299	67	122	61
2.	Other property, plant and equipment	280	52	6	326	229	97	100	55
		641	57	6	692	528	164	222	116

III.	Prepayments
	Prepayments on assets under construction	101	66	-	167	-	167	102	-

		994	139	6	1,127	731	396	380	123

2.	Inventories

The inventories reported in the balance sheet relate to merchandise and include provisions for slow movers.

8

PIEPS Holding GmbH and PIEPS GmbH

Notes to Combined Financial Statements - Continued

(in Euros and in thousands)

3.	Receivables and Other Current Assets

The receivables and other current assets reported in the balance sheet comprise the following items and maturities:

			Due
		Total	within 1 year	after 1 year
Receivables at March 31, 2012		KEUR	KEUR	KEUR
1.	Trade receivables	750	750	-
2.	Other receivables and assets	117	117	-
	Receivables and other current assets	867	867	-

4.	Shareholder’s Equity

As at March 31, 2012, the share capital amounted to KEUR 35.

5.	Provisions

The provisions changed as follows:

	Balance at April 1, 2011	Release reversal	Additions	Balance at March 31, 2012
Provisions for taxes	KEUR	KEUR	KEUR	KEUR
For corporate income tax	23	(23)	14	14

	Balance at April 1, 2011	Release reversal	Additions	Balance at March 31, 2012
Other provisions and accruals	KEUR	KEUR	KEUR	KEUR
Other provisions and accruals	330	(176)	228	382

6.	Liabilities

The liabilities reported in the balance sheet comprise the following items and maturities:

			Due
		Total	within 1 year	in 1 to 5 years	after 5 years	Secured by collateral
Receivables at March 31, 2012		KEUR	KEUR	KEUR	KEUR	KEUR
1.	Bank loan and overdrafts	670	571	99	-	-
2.	Trade payables	157	157	-	-	-
3.	Liabilities against affiliated companies	400	400	-	-	-
4.	Other payables	201	61	140	-	-
	Total liabilities	1,428	1,189	239	-	-

Other payables do not include any material accrued expenses payable after the balance sheet date.

7.	Contingent Liabilities

Below the balance sheet as of March 31, 2012 are contingent liabilities of KEUR 11, which are related to bank guarantees for the security deposit on the rent of the Company’s office space.

9

PIEPS Holding GmbH and PIEPS GmbH

Notes to Combined Financial Statements - Continued

(in Euros and in thousands)

8.	Other Financial Obligations

Obligations from the Use of Property, Plant and Equipment Not Recognized in the Balance Sheet

We forecast the future rental and lease obligations as follows:

March 31, 2012
KEUR
For the next fiscal year	110
For the next five fiscal years	443

III.	INCOME STATEMENT DISCLOSURES

To improve the clarity of presentation in the income statement, individual items have been combined. Where required, separate disclosures are made in the notes to the individual income statement items.

1.	Revenue

Revenue breaks down as follows:

2011/12
By geographically defined market	KEUR
Domestic revenue	2,173
Foreign revenue	3,845
6,018

Revenue by geographically defined market is determined by the location of the seller and therefore domestic revenue also includes revenues to customers located outside of Austria.

2.	Expenses for Severance Payments and Contributions to Respective Funds

The total amount of expenses to severance payments of KEUR 1 and contributions to respective funds of KEUR 8 in the financial year 2011/2012 is KEUR 9.

10

PIEPS Holding GmbH and PIEPS GmbH

Notes to Combined Financial Statements - Continued

(in Euros and in thousands)

IV.	OTHER DISCLOSURES

1.	Average Headcount

2011/12
Wage earners	1
Salaried employees	9
Total	10

2.	Members of Management

During 2011/2012, the following persons were members of the board of managers of PIEPS Holding GmbH and PIEPS GmbH:

•	Ing. Michael Schober
•	Dr. Maximilian Seidel (until October 1, 2012)
•	Peter Metcalf (since October 1, 2012)
•	Scot Carlson (since October 1, 2012)
•	Robert Peay (since October 1, 2012)

3.	Disclosures Relating to Members of Executive Bodies

Disclosure of the amount of remuneration paid to the members of the management is omitted pursuant to the safeguard clause of section 241 (4) UGB (less than 3 members on the management board).

V.	SUMMARY OF SIGNIFICANT DIFFERENCES BETWEEN AUSTRIAN GAAP AND U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (“GAAP”)

The combined financial statements of PIEPS have been prepared in accordance with Austrian GAAP, which differ in certain significant respects from U.S. GAAP. The effects of the application of U.S. GAAP to net income and equity are set out in the tables below:

		2011/12
	Note	KEUR

Net income reported under Austrian GAAP		379
U.S. GAAP adjustments:
Property and equipment	a)	(2)
Inventory costing and overheads	b)	9
Foreign currency translation	c)	(2)
Sales agent accrual	d)	34
Income tax effect	e)	(1)
Net income reported under U.S. GAAP		417

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PIEPS Holding GmbH and PIEPS GmbH

Notes to Combined Financial Statements - Continued

(in Euros and in thousands)

		March 31, 2012
	Note	KEUR

Equity reported under Austrian GAAP		456
U.S. GAAP Adjustments:
Property and equipment	a)	(2)
Inventory costing and overheads	b)	24
Foreign currency translation	c)	(2)
Sales agent accrual	d)	225
Income tax effect	e)	(5)
Equity reported under U.S. GAAP		696

a)	Under Austrian GAAP, tangible assets are depreciated using a half year convention. Under U.S. GAAP, they are depreciated when put into service on a monthly pro-rata basis.

b)	Under Austrian GAAP, PIEPS has elected not to capitalize any overhead costs. Under U.S. GAAP, the portion of variable and fixed overheads directly related to inventory are capitalized.

c)	Under Austrian GAAP, accounts receivable and accounts payable denominated in a currency other than the functional currency (i.e., EUR for PIEPS) are to be remeasured at the lower of/higher of exchange rate on initiation date and balance sheet date. Under U.S. GAAP, all amounts are to be remeasured at the exchange rate as of the balance sheet date.

d)	Under Austrian GAAP, an accrual is required for contingent payments that may need to be paid to a sales agent in case of a termination without cause. Under U.S. GAAP, an accrual may only be recorded for a liability.

e)	Tax effect of 25% corporate tax for temporary differences between Austrian tax law and U.S. GAAP.

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